Exhibit 99.2

Investor Supplement
Fourth Fiscal Quarter 2015
(Fiscal Year Ended September 30)

The financial statements and financial exhibits included herein are unaudited. These financial statements and exhibits should be read in conjunction with the Company's periodic reports on Form 10-K, Form 10-Q and Form 8-K. The results of operations for interim periods should not be considered indicative of results to be expected for the full year.

Non-GAAP Financial Measures

This document contains non-GAAP financial measures to analyze the Company's operating performance for the periods presented. Because the Company's calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing the Company's non-GAAP financial measures to those of other companies.

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement
September 30, 2015

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - September 30, 2015
(unaudited)

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Consolidated Financial Highlights

	Three Months Ended					Twelve Months Ended
	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014	September 30, 2015	September 30, 2014
	(Dollars in millions)
Revenues:
Premiums	$15	$17	$15	$11	$14	$58	$56
Net investment income	223	212	208	208	201	851	760
Net investment gains (losses)	(112)	74	(58)	59	40	(37)	307
Insurance and investment product fees and other	24	23	22	20	17	89	68
Total revenues	150	326	187	298	272	961	1,191

Adjusted Operating Income ("AOI")	$42	$25	$23	$27	$28	118	136
Net income (loss)	$30	$86	$(12)	$14	$39	$118	$163

Per Unrestricted Common Shares Amounts:
Basic:
AOI	$0.72	$0.43	$0.40	$0.46	$0.48	$2.03	$2.43
Net income (loss)	$0.52	$1.48	$(0.21)	$0.24	$0.66	$2.03	$2.91
Diluted:
AOI	$0.72	$0.43	$0.40	$0.46	$0.48	$2.02	$2.43
Net income (loss)	$0.51	$1.48	$(0.21)	$0.24	$0.66	$2.02	$2.90

Dividends paid to shareholders per share	$0.065	$0.065	$0.065	$0.065	$0.065	$0.260	$1.110

At Period End
Cash and cash equivalents	$502	$654	$849	$556	$576	$502	$576
Total investments	$19,094	$19,391	$19,465	$19,335	$18,802	$19,094	$18,802
Total assets	$24,925	$25,159	$25,195	$24,752	$24,153	$24,925	$24,153
Contractholder funds	$17,770	$17,704	$17,521	$17,160	$16,464	$17,770	$16,464
Future policy benefits	$3,468	$3,465	$3,481	$3,484	$3,504	$3,468	$3,504
Debt	$300	$300	$300	$300	$300	$300	$300
Total equity	$1,502	$1,559	$1,710	$1,665	$1,659	$1,502	$1,659
Total equity excluding AOCI	$1,414	$1,384	$1,302	$1,320	$1,310	$1,414	$1,310
Common shares issued and outstanding	58.87	58.76	58.74	58.70	58.44	58.87	58.44

GAAP book value per share	$25.51	$26.53	$29.11	$28.36	$28.39	$25.51	$28.39
GAAP book Value per Share excluding AOCI	$24.02	$23.55	$22.17	$22.49	$22.42	24.02	22.42
Debt to total Capitalization excluding AOCI	18%	18%	19%	19%	19%	18%	19%
Return on average shareholders' equity	9%	26%	(4)%	4%	12%	9%	14%
Statutory book value per share(1)	$20.79	$21.02	$20.87	$20.64	$19.41	20.79	19.41
Statutory book value per share excluding IMR and AVR(1)	$31.40	$31.70	$30.97	$31.49	$30.69	31.40	30.69
(1) The statutory book value per share and the statutory book value per share excluding interest maintenance reserve ("IMR") and asset valuation reserve ("AVR") are estimates due to the timing of the filing of statutory statements and are prepared consistent with the presentation of the statutory financial statements in the combined annual statement.

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - September 30, 2015
(unaudited)

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(In millions, except per share data)

	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014
ASSETS
Investments:
Fixed maturity securities, available-for-sale, at fair value (amortized cost: September 30, 2015 - $17,622; September 30, 2014 - $16,692)	$17,746	$17,965	$18,055	$17,910	$17,435
Equity securities, available-for-sale, at fair value (amortized cost: September 30, 2015 - $597; September 30, 2014 - $679)	620	583	606	658	698
Derivative investments	82	220	268	306	296
Commercial mortgage loans	491	405	304	207	136
Other invested assets	155	218	232	253	237
Total investments	19,094	19,391	19,465	19,334	18,802
Related party loans	78	77	75	93	113
Cash and cash equivalents	502	654	849	556	576
Accrued investment income	191	164	180	164	182
Reinsurance recoverable	3,579	3,642	3,691	3,729	3,665
Intangibles, net	988	808	610	593	515
Deferred tax assets	228	200	104	132	137
Other assets	265	223	221	151	163
Total assets	$24,925	$25,159	$25,195	$24,752	$24,153

LIABILITIES AND SHAREHOLDERS' EQUITY
Contractholder funds	$17,770	$17,704	$17,521	$17,160	$16,464
Future policy benefits	3,468	3,465	3,481	3,484	3,504
Funds withheld for reinsurance liabilities	1,267	1,325	1,329	1,376	1,331
Liability for policy and contract claims	55	60	60	68	58
Debt	300	300	300	300	300
Other liabilities	563	746	794	698	837
Total liabilities	23,423	23,600	23,485	23,086	22,494

Shareholders' equity:
Preferred stock ($.01 par value, 50,000,000 shares authorized, no shares issued at September 30, 2015)	—	—	—	—	—
Common stock ($.01 par value, 500,000,000 shares authorized, 58,870,823 issued and outstanding at September 30, 2015; 58,442,721 shares issued and outstanding at September 30, 2014)	1	1	1	1	1
Additional paid-in capital	714	711	710	704	702
Retained earnings	710	683	601	617	607
Accumulated other comprehensive income	88	175	408	345	349
Treasury stock, at cost (512,391 shares at September 30, 2015; no shares at September 30, 2014)	(11)	(11)	(10)	(1)	—
Total shareholders' equity	1,502	1,559	1,710	$1,666	$1,659
Total liabilities and shareholders' equity	$24,925	$25,159	$25,195	$24,752	$24,153

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - September 30, 2015
(unaudited)

Quarterly Summary - Most Recent 5 Quarters

	Three Months Ended					Twelve Months Ended
	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014	September 30, 2015	September 30, 2014
	(Dollars in millions)
Revenues:
Traditional life insurance premiums	$11	$10	$12	$10	$11	$43	$46
Life contingent immediate annuity	4	7	3	1	3	15	10
Net investment income	223	212	208	208	201	851	760
Net investment gains	(112)	74	(58)	59	40	(37)	307
Surrender charges	5	5	5	4	5	19	21
Cost of insurance fees and other income	19	18	17	16	12	70	47
Total revenues	150	326	187	298	272	961	1,191
Benefits and expenses:
Traditional life insurance policy benefits and change in future policy benefits	18	20	17	19	18	74	69
Life contingent immediate annuity benefits and changes in future policy benefits	30	29	26	10	16	95	54
Interest sensitive and index product benefits and changes in future policy benefits	56	29	129	195	115	409	665
General expenses	29	22	27	28	21	106	100
Acquisition expenses	64	72	74	88	61	298	219
Deferred acquisition costs	(63)	(68)	(73)	(87)	(61)	(291)	(217)
Amortization of intangibles	(33)	88	(7)	16	41	64	89
Total benefits and expenses	101	192	193	269	211	755	979
Operating income	49	134	(6)	29	61	206	212
Interest expense	(6)	(6)	(6)	(6)	(6)	(24)	(23)
Income before income taxes	43	128	(12)	23	55	182	189
Income tax expense	13	42	—	9	16	64	26
Net income (loss)	$30	$86	$(12)	$14	$39	$118	$163

Net income (loss) per common share:

Basic	$0.52	$1.48	$(0.21)	$0.24	$0.66	$2.03	$2.91
Diluted	$0.51	$1.48	$(0.21)	$0.24	$0.66	$2.02	$2.90
Weighted average common shares used in computing net income (loss) per common share:
Basic	$58.09	58.06	58.03	58.28	58.27	58.12	55.97
Diluted	$58.42	58.24	58.03	58.45	58.36	58.36	56.01

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - September 30, 2015
(unaudited)

Reconciliation from Net Income (Loss) to Adjusted Operating Income ("AOI ")

All amounts are net of offsets related to value of business acquired ("VOBA") and deferred acquisition cost ("DAC") amortization and income taxes.

	Three Months Ended					Twelve Months Ended
	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014	September 30, 2015	September 30, 2014
	(Dollars in millions, except per share data)
Net income (loss)	$30	$86	$(12)	$14	$39	$118	$163
Adjustments to arrive at AOI:
Effect of investment (gains) losses, net of offsets	8	(23)	21	2	(6)	9	(55)
Effect of change in FIA embedded derivative discount rate, net of offsets	23	(21)	15	20	1	37	5
Effect of change in fair value of reinsurance related embedded derivative, net of offsets	(19)	(17)	(1)	(8)	(6)	(45)	22
Effects of class action litigation reserves, net of offsets	—	—	—	(1)	—	(1)	1
AOI	$42	$25	$23	$27	$28	$118	$136

Per diluted common share:
Net income (loss)	$0.51	$1.48	$(0.21)	$0.24	$0.66	$2.03	$2.90
Adjustments to arrive at AOI:
Effect of investment (gains) losses, net of offsets	0.15	(0.39)	0.37	0.04	(0.09)	0.15	(0.97)
Effect of change in FIA embedded derivative discount rate, net of offsets	0.39	(0.37)	0.26	0.34	0.01	0.63	0.09
Effect of change in fair value of reinsurance related embedded derivative, net of offsets	(0.33)	(0.29)	(0.02)	(0.15)	(0.10)	(0.77)	0.39
Effects of class action litigation reserves, net of offsets	—	—	—	(0.01)	—	(0.02)	0.02
AOI per diluted share	$0.72	$0.43	$0.40	$0.46	$0.48	$2.02	$2.43

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - September 30, 2015
(unaudited)

NON-GAAP FINANCIAL MEASURES
AOI
AOI is a non-GAAP economic measure we use to evaluate financial performance each period for the periods subsequent to the Fidelity & Guaranty Life Holdings, Inc. ("FGLH") Acquisition. AOI is calculated by adjusting net income to eliminate (i) the impact of net investment gains including other than temporary impairment ("OTTI") losses recognized in operations, but excluding gains and losses on derivatives hedging our indexed annuity policies, (ii) the effect of changes in the rates used to discount the fixed indexed annuity (“FIA”) embedded derivative liability, (iii) the effect of change in fair value of reinsurance related embedded derivative, (iv) the effect of class action litigation reserves and (v) residual net income of distributed subsidiaries we no longer own. All adjustments to AOI are net of the corresponding VOBA, DAC and income tax impact (using an effective rate of 35%) related to these adjustments as appropriate. Residual net income of distributed subsidiaries represents the portion of Front Street Re (Cayman) Ltd. ("FSRCI") income not already accounted for in the AOI adjustments above. From the inception of the reinsurance treaty on December 31, 2012 through August 9, 2013, FSRCI was a fully consolidated subsidiary of FGL. On August 9, 2013 in preparation for our initial public offering ("IPO"), FGL distributed this subsidiary to its parent company. Adjusting for this distribution provides a better view of the underlying performance of FGL as it is now structured post-IPO. While these adjustments are an integral part of the overall performance of Fidelity & Guaranty Life ("FGL"), market conditions impacting these items can overshadow the underlying performance of the business. Accordingly, we believe using a measure which excludes their impact is effective in analyzing the trends of our operations. Together with net income we believe AOI provides meaningful financial metrics that help investors understand our underlying results and profitability. Our non-GAAP measures may not be comparable to similarly titled measures of other organizations because other organizations may not calculate such non-GAAP measures in the same manner as we do.

Sales
Sales are not derived from any specific GAAP income statement accounts or line items and should not be viewed as a substitute for any financial measure determined in accordance with GAAP. For GAAP purposes annuity sales are recorded as deposit liabilities (i.e. contract holder funds). Management believes that presentation of sales as measured for management purposes enhances the understanding of our business and helps depict longer term trends that may not be apparent in the results of operations due to the timing of sales and revenue recognition.
While management believes that non-GAAP measurements are useful supplemental information, such adjusted results are not intended to replace GAAP financial results and should be read in conjunction with those GAAP results.

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - September 30, 2015
(unaudited)

Summary of Adjustments to Arrive at AOI (Unaudited)

	Three Months Ended					Twelve Months Ended
	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014	September 30, 2015	September 30, 2014
	(Dollars in millions)
Revenue:
Net investment gains (a)	$(23)	$(81)	$49	$(14)	$(23)	$(70)	$(59)
(Decrease) increase in total revenues	(23)	(81)	49	(14)	(23)	(70)	(59)

Benefits and expenses:
Benefits and other changes in policy reserves (b)	61	(64)	34	51	1	83	13
Acquisition and operating expenses, net of deferrals (c)	1	—	—	(1)	—	—	3
Amortization of intangibles	(21)	52	(29)	(16)	5	(13)	2
Increase (decrease) in total benefits and expenses	41	(12)	5	34	6	70	18

(Decrease) increase in pre-tax operating income	18	(93)	54	20	(17)	—	(41)

Increase (decrease) in income tax expense (benefit)	(6)	32	(19)	(7)	6	—	14
Increase (decrease) in net income (loss)	$12	$(61)	$35	$13	$(11)	$—	$(27)

(a) Net investment gains: includes the effects of net investment gains and change in fair value of the reinsurance related embedded derivative.
(b) Benefits and other changes in policy reserves: includes the effects of the change in fair value of the FIA embedded derivative discount rate.
(c) Acquisition and operating expenses: includes the effects of the class action litigation reserve.

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - September 30, 2015
(unaudited)

AOI Analysis (Unaudited)

Each quarterly reporting period, we identify notable items that explain the trends in our AOI.  These items are infrequent in nature or involve accounting volatility under general accepted accounting principles. The amounts below are included in disclosures within the Company's earnings releases or earnings calls to explain our AOI results.  We believe that understanding these items provides further clarity to the financial performance of the business.

	Three Months Ended					Twelve Months Ended
	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014	September 30, 2015	September 30, 2014
	(Dollars in millions)
AOI	$42	$25	$23	$27	$28	$118	$136
Notable Items Included within AOI [(unfavorable)/favorable]
Legacy incentive compensation (a)	(1)	(1)	(2)	(2)	1	(5)	(7)
Project expenses (b)	(2)	(1)	(1)	(1)	1	(5)	1
Single premium immediate annuities ("SPIA") mortality & other reserve adjustments (c)	(5)	(2)	—	3	—	(4)	4
Assumption review & DAC unlocking (d)	14	—	—	—	(1)	14	13
Tax valuation allowance and other (e)	2	—	—	—	1	2	34

(a) Change in the liability for our FGLH stock compensation plan, which as a liability plan, is settled in cash and accounted for at fair value each reporting period.
(b) Expenses associated with corporate development activities, including mergers & acquisitions.
(c) The release of annuity reserves associated with mortality of annuitants which varies due to timing, volume and severity of experience.
(d) Annually in the 4th fiscal quarter, we complete our Annual Assumption Review & DAC Unlocking process by adjusting our valuation assumptions to align with actual experience. Also includes unlocking in other quarters from updating our DAC amortization models for actual experience.
(e) Changes in the Company’s deferred tax valuation allowance and other net favorable activity.

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - September 30, 2015
(unaudited)

Capitalization/Book Value per Share

	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014
	(Dollars in millions, except per share data)
Capitalization:
Debt	$300	$300	$300	$300	$300
Total debt	300	300	300	300	300
Total shareholders' equity	1,502	1,559	1,710	1,665	1,659
Total capitalization	1,802	1,859	2,010	1,965	1,959
AOCI	88	175	408	345	349
Total capitalization excluding AOCI (a)	$1,714	$1,684	$1,602	$1,620	$1,610

Total shareholders' equity	1,502	1,559	1,710	1,665	1,659
AOCI	88	175	408	345	349
Total shareholders' equity excluding AOCI (a)	$1,414	$1,384	$1,302	$1,320	$1,310

Common shares outstanding	58.87	58.76	58.74	58.70	58.44

Book Value per Share: (b)
GAAP book value per share including AOCI	$25.51	$26.53	$29.11	$28.36	$28.39
GAAP book value per share excluding AOCI (a)	$24.02	$23.55	$22.17	$22.49	$22.42

	Twelve months ended
Twelve Month Rolling Average Return on Equity ("ROE")	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014
Return on Shareholders' Equity (c)
Return on average shareholders' equity, excluding AOCI (c)	9%	10%	8%	11%	14%

Return on Shareholders' Equity - AOI (d)
Adjusted operating ROE, excluding AOCI (d)	9%	8%	9%	11%	11%

	Three months ended
Quarterly Average ROE	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014
Return on average shareholders' equity, excluding AOCI (c)	9%	26%	(4)%	4%	12%
Adjusted operating ROE, excluding AOCI (d)	12%	7%	7%	8%	9%

Debt-to-Capital Ratios: (e)
Long-term debt/Total capitalization excluding AOCI	18%	18%	19%	19%	19%

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - September 30, 2015
(unaudited)

(a) Total capitalization, total stockholders’ equity and book value per share excluding AOCI are non-GAAP measures. They are based on stockholders’ equity excluding the effect of AOCI. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, we believe these non-GAAP measures provide useful supplemental information.
(b) Book value per share including and excluding AOCI is calculated as total stockholders’ equity and total stockholders’ equity excluding AOCI divided by the total number of shares of common stock outstanding.
(c) Return on Average Equity, excluding AOCI is a non-GAAP measure. It is calculated by dividing net income by total average equity excluding AOCI. Average equity excluding AOCI for the twelve months rolling, is the average of 5 points throughout the period and for the quarterly average equity is calculated using the beginning and ending equity for the period. For periods less than a full fiscal year, amounts disclosed in the table are annualized.
(d) Adjusted Operating ROE, excluding AOCI is a non-GAAP measure. It is calculated by dividing AOI by total average equity excluding AOCI. Average equity excluding AOCI for the twelve months rolling, is the average of 5 points throughout the period and for the quarterly average equity is calculated using the beginning and ending equity for the period. For periods less than a full fiscal year, amounts disclosed in the table are annualized.
(e) Debt-to-capital ratios are computed using total capitalization excluding AOCI. Adjusted debt includes the total senior unsecured debentures.

Financial Strength Ratings

	S&P	A.M. Best	Moody's	Fitch
As of Date of Financial Supplement
Fidelity and Guaranty Life Insurance Company	BBB-	B++	Baa3	BBB
Fidelity and Guaranty Life Insurance Company of New York	BBB-	B++	Not Rated	BBB
Rating agency outlook	CreditWatch Developing	Under Review With Developing Implications	Positive	Ratings Watch Evolving

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - September 30, 2015
(unaudited)

Net Investment Spread Results

(Dollars in millions)	Three Months Ended		Twelve Months Ended
	September 30, 2015	September 30, 2014	September 30, 2015	September 30, 2014
Yield on average assets under management "AAUM" (at amortized cost)	4.92%	4.78%	4.80%	4.64%
Less: Interest credited and option cost	(2.72)%	(2.94)%	(2.83)%	(2.94)%
Total net investment spread - All product lines	2.20%	1.84%	1.97%	1.70%

FIA net investment spread	2.95%	3.01%	2.90%	2.84%

Investment book yield - bonds purchased during the period (b)	5.13%	4.92%	4.92%	4.87%

AAUM (a)	$18,114	$16,799	$17,722	$16,354

(a) AAUM is a non-GAAP measure and is the sum of (i) total invested assets at amortized cost, excluding derivatives; and including (ii) related party loans and investments and (iii) cash and cash equivalents at the end of each month in the period divided by the number of months in the period.
(b) Investment book yield on bonds purchased during the period excludes yield on short-term treasuries and cash and cash equivalents.

Sales Results by Product

(Dollars in millions)	Three Months Ended					Twelve Months Ended
	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014	September 30, 2015	September 30, 2014
Fixed index annuities	$424	$507	$600	$648	$455	2,179	1,452
Fixed rate annuities	9	12	10	255	46	286	709
Index universal life	11	10	7	7	5	35	21
All other products	1	5	7	8	9	21	22
Total sales	$445	$534	$624	$918	$515	$2,521	$2,204

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - September 30, 2015
(unaudited)

Annuity Account Balance Rollforward (a)

(Dollars in millions)	Three months ended
	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014
Account balances at beginning of period:	$14,000	$13,655	$13,254	$12,643	$12,330
Net deposits	435	525	608	828	500
Premium and interest bonuses	9	9	9	9	8
Fixed interest credited and index credits	75	117	115	126	132
Guaranteed product rider fees	(8)	(9)	(9)	(7)	(5)
Surrenders, withdrawals, deaths, etc.	(357)	(296)	(322)	(345)	(322)
Account balance at end of period	$14,154	$14,001	$13,655	$13,254	$12,643
(a) The rollforward reflects the account balance of our fixed index annuities and fixed rate annuities.

Annuity Deposits by Product Type

	3 Months Ended		Twelve Months Ended
Product Type	September 30, 2015	September 30, 2014	September 30, 2015	September 30, 2014
	(Dollars in millions)
Fixed index annuities:
Index strategies	$354	$393	$1,886	$1,233
Fixed strategy	72	62	300	220
	426	455	2,186	1,453

Fixed rate annuities:
Single-year rate guaranteed	5	7	35	39
Multi-year rate guaranteed	5	54	248	684

Total before coinsurance ceded	436	516	2,469	2,177
Coinsurance ceded	1	16	74	18
Net after coinsurance ceded	$435	$500	$2,395	$2,159

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - September 30, 2015
(unaudited)

Surrender Charge Protection and Account Values by Product Type
Annuity Surrender Charges and Account Values (net of reinsurance) at September 30, 2015:

	Surrender Charge			Net Account Value
Product Type	Avg. Years at Issue	Avg. Years Remaining	Avg. % Remaining	Dollars in millions	%
Fixed index annuities	11	6	9%	$11,342	80%
Single-year rate guaranteed	10	1	1%	664	5%
Multi-year rate guaranteed	5	3	7%	2,148	15%
Total				$14,154	100%

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - September 30, 2015
(unaudited)

Annuity Liability Characteristics

	Fixed Annuities Account Value	Fixed Index Annuities Account Value
	(Dollars in millions)
SURRENDER CHARGE PERCENTAGES:
No surrender charge	$628	$1,293
0.0% < 2.0%	32	99
2.0% < 4.0%	107	932
4.0% < 6.0%	165	682
6.0% < 8.0%	750	833
8.0% < 10.0%	1,059	1,529
10.0% or greater	71	5,974
	$2,812	$11,342

	Fixed and Fixed Index Annuities Account Value	Weighted Average Surrender Charge
	(Dollars in millions)
SURRENDER CHARGE EXPIRATION BY YEAR:
Out of Surrender Charge	$1,980	—%
2015	268	3%
2016 - 2017	2,116	5%
2018 - 2019	2,518	7%
2020 - 2021	1,430	9%
Thereafter	5,842	11%
	$14,154	8%

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - September 30, 2015
(unaudited)

	Fixed Annuities Account Value	Fixed Index Annuities Account Value
	(Dollars in millions)
CREDITED RATE (INCLUDING BONUS INTEREST) VS. ULTIMATE MINIMUM GUARANTEED RATE DIFFERENTIAL:
No differential	$1,136	$984
0.0% - 1.0%	481	1,077
1.0% - 2.0%	180	86
2.0% - 3.0%	930	16
3.0% - 4.0%	85	—
4.0% - 5.0%	—	—
Allocated to index strategies	—	9,179
	$2,812	$11,342

FIXED INDEX ANNUITIES ACCOUNT VALUE - INDEX STRATEGIES

Monthly Average, Point to Point and Gain Trigger Strategies with Cap

	Minimum Guaranteed Cap
	1%	2%	3%	5%	6%
Current Cap	(Dollars in millions)
At minimum	$—	$—	$722	$890	$—
2-3%	105	—	—	—	—
3-4%	412	—	689	—	—
4-5%	224	—	773	—	—
5-6%	20	—	641	37	—
6-7%	22	1	105	12	2
7% +	22	5	133	1	62
Total:	$805	$6	$3,063	$940	$64

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - September 30, 2015
(unaudited)

Monthly Point-to-Point with Cap

Minimum Guaranteed Cap 1%
Current Cap	(Dollars in millions)
At minimum	$17
1% to 2%	2,568
2% to 3%	996
3% +	421
Total:	$4,002

3 Year Step Forward with Cap

Minimum Guaranteed Cap 5%
Current Cap	(Dollars in millions)
At minimum	$17
5% to 7%	51
7% to 9%	51
9% to 11%	22
11% to 13%	12
13% +	—
Total:	$153

There is an additional $146 million Account Value allocated to strategies not listed above. Of this $146 million, $16 million is at the guaranteed rates.

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - September 30, 2015
(unaudited)

Summary of Invested Assets by Asset Class

(Dollars in millions)	September 30, 2015			September 30, 2014
	Amortized Cost	Carrying Value	Percent	Amortized Cost	Carrying Value	Percent
Fixed maturity securities, available for sale:
United States Government full faith and credit	$233	$244	1%	$291	$297	2%
United States Government sponsored entities	134	137	1%	104	107	1%
United States municipalities, states and territories	1,520	1,608	8%	1,150	1,260	7%
Corporate securities:
Finance, insurance and real estate	4,272	4,446	23%	4,485	4,743	25%
Manufacturing, construction and mining	867	772	4%	871	883	5%
Utilities, energy and related sectors	1,893	1,849	10%	1,822	1,922	10%
Wholesale/retail trade	1,018	1,027	5%	1,046	1,088	6%
Services, media and other	1,483	1,436	8%	1,105	1,143	6%
Hybrid securities	1,211	1,214	6%	1,279	1,316	7%
Non-agency residential mortgage backed securities	1,965	2,025	11%	1,881	2,007	10%
Commercial mortgage backed securities	878	882	5%	618	637	3%
Asset backed securities	2,148	2,106	11%	2,040	2,032	11%
Equity securities	597	620	3%	679	698	3%
Commercial mortgage loans	491	491	3%	136	136	1%
Other (primarily derivatives, policy loans and CMLS)	382	237	1%	415	533	3%
Total	$19,092	$19,094	100%	17,922	$18,802	100%

Credit Quality of Fixed Maturity Securities at September 30, 2015

NAIC Designation	Fair Value	Percent	Rating Agency Rating	Fair Value	Percent
	(Dollars in millions)			(Dollars in millions)
1	$10,323	58%	AAA	$1,633	9%
2	6,586	37%	AA	1,930	11%
3	567	3%	A	4,141	23%
4	210	1%	BBB	7,242	41%
5	60	1%	BB	720	4%
6	—	—%	B and below	2,080	12%
	$17,746	100%		$17,746	100%

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - September 30, 2015
(unaudited)

RadioShack Related Other-than-Temporary Impairment

In the second quarter of 2015, the Company recognized credit-related impairment losses of $61 (net of reinsurance) including $59 related to direct and indirect investments in RadioShack ("RSH"). A summary of the RSH impairments by investment are as follows:

Type	Balance Sheet Classification	Impairment Loss (Dollars in Millions)
CLOs (a)	Fixed maturities, available-for-sale	$25
Preferred equity (a)	Equity securities, available-for-sale	21
Participations	Other invested assets	35
	Impairment losses, gross of reinsurance	81
CLOs (a)	Fixed maturities, available-for-sale	(1)
Preferred equity (a)	Equity securities, available-for-sale	(21)
	Impairment losses, net of reinsurance	59
	Amortization of intangibles expense	(15)
	Income tax expense	(12)
	Total net income impact of RSH impairments	$32
(a) Preferred equity ($21) and a portion of the collateralized loan obligations ($1) are included in the Front Street Re (Cayman) Ltd. ("FSRCI") funds withheld portfolio, accordingly all income or losses on these assets are ceded to FSRCI.

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - September 30, 2015
(unaudited)

Managed and Direct Related Party Investments

(Dollars in Millions)		September 30, 2015
Type	Balance Sheet Classification	Amortized Cost	Fair Value
Investments managed by related parties:
Salus collateralized loan obligations	Fixed maturities, available-for-sale	$245	$245
Fortress Investment Group collateralized loan obligations	Fixed maturities, available-for-sale	184	181
Salus participations (a)	Other invested assets	120	110
Salus 2012 participations	Related party loans	4	4
Energy & Infrastructure Capital ("EIC") participations	Other invested assets	9	9
	Total investments managed by related parties	$562	$549

Direct investment in related parties:
HGI energy loan	Related party loans	70	70
Salus preferred equity	Equity securities, available-for-sale	3	3
Foreign exchange derivatives and embedded derivatives	Other invested assets	11	11
Salus promissory note (90 day term)	Related party loans	3	3
	Total direct investment in related parties	$87	$87

Assets above included in FSRCI Funds withheld portfolio:
Fortress Investment Group collateralized loan obligations	Fixed Maturities, available-for-sale	19	18
HGI energy loan	Related Party Loans	20	20
Salus collateralized loan obligations	Fixed Maturities, available-for-sale	8	8
Salus participations	Other Invested Assets	10	10
Salus preferred equity	Equity securities, available-for-sale	3	3
	Total assets included in FSRCI Funds withheld portfolio	$60	$59

(a) Includes loan participations with 17 different borrowers with an average loan fair value of $6 as of September 30, 2015.

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - September 30, 2015
(unaudited)

Summary of Residential Mortgage Backed Securities by Collateral Type and NAIC Designation

	September 30, 2015
Collateral Type	Principal Amount	Amortized Cost	Fair Value
	(Dollars in millions)
Total by collateral type
Government agency	$129	$134	$137
Prime	303	258	263
Subprime	623	507	522
Alt-A	1,613	1,200	1,240
	$2,668	$2,099	$2,162
Total by NAIC designation
1	$2,634	$2,071	$2,135
2	20	16	18
3	4	4	3
4	10	8	6
	$2,668	$2,099	$2,162

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - September 30, 2015
(unaudited)

Top 10 Holdings by Issuers

(Dollars in millions)	September 30, 2015
Issuer (a):	Fair Value	Percentage of Total Invested Assets
Wells Fargo & Company	$157	0.8%
Goldman Sachs Group, Inc.	140	0.7%
Metropolitan Transportation Authority (NY)	114	0.6%
General Electric Company	110	0.6%
Bank of America Corp	104	0.5%
JP Morgan Chase & Co.	104	0.5%
Nationwide Mutual Insurance Company	92	0.5%
Metlife, Inc.	85	0.4%
Cooperatieve Centrale Raiffeis	85	0.4%
TIAA Board of Overseers	83	0.4%
(a) Issuers excluding U.S. Governmental securities and any securities held in our funds withheld portfolio.

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - September 30, 2015
(unaudited)

Reinsurance Counterparty Risk

(Dollars in millions)		Financial Strength Rating
Parent Company/Principal Reinsurers	Reinsurance Recoverable (a)	AM Best	S&P	Moody's
Wilton Reassurance	$1,493	A	Not Rated	Not Rated
Front Street Re	1,227	Not Rated	Not Rated	Not Rated
Security Life of Denver	144	A	A	A2
Scottish Re	142	Not Rated	Not Rated	Not Rated
London Life	107	A	Not Rated	Not Rated

(a) Reinsurance recoverables do not include unearned ceded premiums that would be recovered in the event of early termination of certain traditional life policies.

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - September 30, 2015
(unaudited)

Shareholder Information

Corporate Offices:
Fidelity & Guaranty Life
Two Ruan Center
601 Locust Street, 14th Floor
Des Moines, IA  50309

Investor Contact:
Lisa Foxworthy-Parker
Fidelity & Guaranty Life
Lisa.Parker@fglife.com
515-330-3307

Media Contact:
Sard Verbinnen & Co
Jamie Tully or David Millar, 212-687-8080

Common stock and Dividend Information:
New York Stock Exchange symbol: "FGL"

	High	Low	Close	Dividend Declared
FY2015
First Quarter	$26.59	$20.12	$24.27	$0.065
Second Quarter	$24.85	$20.5	$21.20	$0.065
Third Quarter	$24.24	$20.53	$23.63	$0.065
Fourth Quarter	$27.41	$23.01	$24.54	$0.065

Transfer Agent
American Stock Transfer & Trust
59 Maiden Lane, Plaza Level
New York, NY 10038
Phone: (800) 937-5449
Fax: (718) 236-2641
http://www.amstock.com

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - September 30, 2015
(unaudited)

Research Analyst Coverage

Jimmy Bhullar
J.P. Morgan
(212) 622-6397
jimmy.s.bhullar@jpmorgancom

Sean Dargan
Macquarie Capital (USA) Inc.
212-231-0663
sean.dargan@macquarie.com

Eric Berg
RBC Capital Markets
(212) 618-7593
eric.berg@rbccm.com

John Barnidge
Sandler O'Neill + Partners
(312) 281-3412
jbarnidge@sandleroneill.com